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                               CENTURA FUNDS, INC.

                          SUPPLEMENT DATED MAY 26, 2000
            TO THE QUALITY BOND FUND PROSPECTUS DATED AUGUST 30, 1999

         This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus relating to the Class C Shares of the Centura Quality Bond Fund.

         Effective July 24, 2000, Sovereign Advisors will no longer serve as Sub-Adviser to the Fund and the portfolio management of the Fund will be assumed by the Adviser, Centura Bank, pursuant to the existing terms of the current Investment Advisory Contract. Consequently, the advisory fee will remain the same and the Adviser will no longer pay a sub-advisory fee to Sovereign Advisors. The Fund's Board of Directors unanimously concurred with this change in the Fund's management.

         In connection with this change, the day-to-day management of the Fund's portfolio will be the responsibility of C. Nathaniel Siewers, Sr. Portfolio Manager and Terry Wall. No significant change in the Fund's investment strategy is expected by the Adviser in connection with the change in portfolio managers. Mr. Siewers' professional history and responsibilities are described in the Prospectus. Mrs. Wall also serves as portfolio manager of the Centura Money Market Fund. Mrs. Wall has over thirteen years experience in the trust investment area of Centura Bank. She graduated from East Carolina University in Greenville with a Bachelor of Science in Business Administration. Mrs. Wall began her career with Centura Bank (then Planters Bank) in the trust investment division in 1985. She is a Certified Public Accountant and a member of the North Carolina Association of Certified Public Accountants and the American Institute of Certified Public Accountants. Mrs. Wall's other duties include serving as administrative liaison for the Investment Management Department, equity and fixed income trading, and performance evaluation.

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